UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 8, 2025

AIR INDUSTRIES GROUP

(Exact Name of Registrant as Specified in its Charter)

Nevada	001-35927	80-0948413
State of Incorporation	Commission File Number	IRS Employer I.D. Number

1460 Fifth Avenue, Bay Shore, New York 11706

(Address of Principal Executive Offices)

Registrant’s telephone number: (631) 968-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	AIRI	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On July 8, 2025, Air Industries Group (the “Company”) filed with the Secretary of State of Nevada a Certificate of Amendment to its Articles of Incorporation increasing the number of shares of common stock, par value $0.001 per share, it is authorized to issue from 6,000,000 to 20,000,000 shares. As previously advised in its Report on Form 8-K filed June 27, 2025, the increase was approved by the Company’s shareholders at its annual meeting held on June 26, 2025.

The foregoing summary of the amendment to the Company’s Certificate of Incorporation is qualified in its entirety by reference to the text of the Certificate of Amendment which is attached as Exhibit 3.01 to this Form 8-K.

Pursuant to a resolution approved by its Board of Directors, effective July 8, 2025, the Company adopted an amendment to the quorum requirement contained in Section 2.07 of the Company’s Amended and Restated Bylaws (“Bylaws”) to provide that the holders of thirty-three and one third percent (33.33%) of the outstanding shares of Common Stock entitled to vote at a shareholders meeting, present in person or represented by proxy, shall constitute a quorum for the transaction of business. Prior to the Amendment, the Bylaws provided that a quorum at a meeting of shareholders consisted of a majority of the shares entitled to vote then issued and outstanding, present in person or represented by proxy.

The foregoing summary of the amendment to the quorum requirement in the Company’s Bylaws is qualified in its entirety by reference to the text of the Company’s Bylaws as Amended and Restated, which are attached as Exhibit 3.02 to this Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.01	Certificate of Amendment increasing authorized shares of Common Stock
3.02	Amended and Restated Bylaws of the Company
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 10, 2025

AIR INDUSTRIES GROUP

By:	/s/ Scott Glassman
Scott Glassman
Chief Financial Officer

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